THE QUAKER INVESTMENT TRUST
                       OFFERING THE QUAKER FAMILY OF FUNDS
                          SUPPLEMENT DATED JULY 3, 2001
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2000

     Effective July 2, 2001, CITCO-Quaker Fund Services, Inc. assumed the responsibilities of Administrator, Fund Accountant and Transfer Agent for the Quaker Family of Funds. Accordingly all references to Declaration Service Company on pages 27, 29 and back cover should now read:

                  The Quaker Family of Funds
                  c/o CITCO-Quaker Fund Services, Inc.
                  P.O. Box C1100
                  Southeastern, PA 19398-1100

The Wire Transfer Instructions on page 28 have been amended as follows:

     " To make an initial purchase of shares by wire transfer, you need to take the following steps:

     1. Fill out and mail or fax (610-935-3775) the Account Application to the Transfer Agent;
     2.   Call 1-800-220-8888 to inform us that a wire is being sent;
     3.   Obtain an account number from the Transfer Agent; and
     4.   Ask your bank to wire funds to the account of:

                  First Union National Bank
                  ABA # 031201467 For Credit to Acct # 2000011045667
                  For Further Credit to (Your Name & Acct. #)"

Also effective as of July 2, 2001, Quaker Securities, Inc. was approved to serve as the Fund's Distributor and Principal Underwriter. Accordingly, the references to Declaration Distributors, Inc. on page 23 should read:

                  Quaker Securities, Inc.
                  1288 Valley Forge Road, Suite 75
                  Valley Forge, PA  19482

Also as of July 2, 2001, the Section entitled "Class A Shares" on page 23 of the Prospectus has been changed as follows:

"CLASS A SHARES.
Class A shares are offered at their POP, which is NAV share plus the applicable sales charge. The sales charge varies depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of each Fund except the Quaker Fixed-Income Fund and Quaker High Yield Fund:

                           SALES CHARGE       SALES CHARGE
                           AS A % OF          AS A % OF              DEALER
AMOUNT INVESTED            OFFERING PRICE     NET AMOUNT INVESTED    REALLOWANCE
---------------            --------------     -------------------    -----------
Less than   $ 49,999       5.50%              5.82%                  5.00%
$50,000 to  $ 99,999       4.75%              4.99%                  4.25%
$100,000 to $249,999       3.75%              3.76%                  3.25%
$250,000 to $499,999       2.75%              2.76%                  2.50%
$500,000 to $999,999       2.00%              2.00%                  1.75%
$1,000,000 or more*        1.00%              1.00%                  0.75%

The following sales charges apply to your purchases of Class A shares of the Quaker Fixed-Income Fund and the Quaker High Yield Fund:

                           SALES CHARGE       SALES CHARGE
                           AS A % OF          AS A % OF              DEALER
AMOUNT INVESTED            OFFERING PRICE     NET AMOUNT INVESTED    REALLOWANCE
---------------            --------------     -------------------    -----------
Less than   $ 99,999       4.25%              4.44%                  4.00%
$100,000 to $249,999       3.75%              3.89%                  3.50%
$250,000 to $499,999       2.75%              2.83%                  2.50%
$500,000 to $999,999       2.00%              2.04%                  1.75%
$1,000,000 or more*        0.00%              0.00%                  0.00%"